-----------------------------------------------

                           Annual Report July 31, 1999

                -----------------------------------------------


                              O P P E N H E I M E R

                                   California
                                 Municipal Fund



                          [Photo of Checkbook Register]



                             [OppenheimerFunds Logo]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

[Begin: Sidebar Text]

Contents

 3 President's Letter

 5 An Interview
   with Your Fund's
   Manager

10 Fund Performance
----------------------------
14 Financial
   Statements

37 Independent
   Auditors' Report
----------------------------
38 Federal
   Income Tax
   Information

39 Officers and
   Trustees

40 Information and
   Services

[End: Sidebar Text]

o In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the reporting period.

o Our research-intensive security selection strategy helped us find areas of opportunity and helped avoid potential problems.

o As of July 31, long-term California municipal bonds provided more than 90% of the yield of long-term U.S. Treasury securities, making them attractive values by historical measures.

Avg Annual Total Returns
For the 1-Year Period
Ended 7/31/99

Class A
Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
1.59%           -3.24%
-----------------------------

Class B
Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
0.82%           -4.02%
-----------------------------

Class C
Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
0.73%           -0.24%
-----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.
1. Includes changes in net asset value per share without deducting any sales charges.
2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                  2   Oppenheimer California Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

[Photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
California Municipal Fund

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                                                                  (over, please)

                  3   Oppenheimer California Municipal Fund

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 20, 1999

                  4   Oppenheimer California Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

[Photo of Portfolio Management Team]
Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)
Jerry Webman

How did Oppenheimer California Municipal Fund perform during the one-year period that ended July 31, 1999?
We are pleased with the Fund's performance over the fiscal year. We attribute the Fund's performance to our conservative investment strategy in a rapidly changing investment environment. In fact, market conditions during the final six months of 1998 and the first half of 1999 were, in many respects, direct opposites of each other. The final six months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, the first half of 1999 saw signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

How did these economic conditions affect California's municipal bond market?
In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.

                   5   Oppenheimer California Municpal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

[Begin: Sidebar Text]

"Municpal bonds
endured
significantly
less volatility
than other
high-quality,
fixed income
securities
over the
past year."

[End: Sidebar Text]

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply, giving back all of their previous gains. As the economy grew stronger, investors regained their confidence and sold their Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds provided higher total returns than U.S. Treasuries.
      In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in California reduced many municipalities' need to borrow, leading to a modestly diminished supply of tax-exempt bonds. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of California's municipal bond prices and yields.

Did you find compelling values in this market environment?
Yes. Long-term, tax-exempt municipal bond yields have been high relative to yields of long-term, taxable U.S. Treasury securities. In fact, by mid-1999, California municipal bond yields were more than 90% of comparable Treasury yields. As a result, we believe that California municipal bonds have provided excellent after-tax values compared to historical norms.

                   6   Oppenheimer California Municpal Fund

[Begin: Sidebar Text]


Avg Annual Total Returns
For the Periods Ended 6/30/991

Class A
1 year  5 year  10 year
-------------------------
-2.96%  5.85%   6.54%
-------------------------

Class B
                Since
1 year  5 year  Inception
-------------------------
-3.65%  5.75%   4.85%
-------------------------

Class C
                Since
1 year  5 year  Inception
-------------------------
0.15%   N/A     5.04%
-------------------------

[End: Sidebar Text]


How did you manage the Fund in this environment?
We attempted to manage the risks of changing interest rates and emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. This strategy led us to areas of opportunity that we believe will benefit from California's growing population, including residential land development and adult living facilities. Residential land development bonds finance the basic infrastructure for new housing construction. Adult living facilities are residential housing projects designed to meet the unique demands of a growing population of aging Americans who want amenities tailored to their lifestyles.
      Our strategy also led us to avoid certain issuers, such as hospitals, which have been subject to financial pressures because of an unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industry-wide deregulation.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/3/88. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                  7   Oppenheimer California Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

[Begin: Sidebar Text]

Standardized Yields(2)
For the 30 Days Ended 7/31/99
------------------------------
Class A                  4.44%
------------------------------
Class B                  3.90
------------------------------
Class C                  3.90
------------------------------

[End: Sidebar Text]


Throughout the reporting period, we mostly targeted a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from some of the impact affecting investors who had previously adopted a longer, more aggressive duration strategy.

What is your outlook for the municipal bond market and the Fund?
We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, California has benefited greatly from the recent strength of the U.S. economy, which has enabled many of its municipalities to put their fiscal houses in good order. This should help reduce the risk of credit downgrades.







2. Standardized yield is based on net investment income for the 30-day period ended July 31, 1999. Falling share prices will tend to artificially raise yields.

                  8   Oppenheimer California Municipal Fund

[Begin: Sidebar Text]
[Begin: Tabular Representation of Pie Chart]

Credit Allocation(3)

AAA             44.9%
AA               8.7
A               11.1
BBB             28.2
BB               6.3
B                0.8

[End: Tabular Representation of Pie Chart]
[End: Sidebar Text]

On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk management strategies make Oppenheimer California Municipal Fund an important part of The Right Way to Invest.

Top 5 Industries
(Percentage of invested assets)(4)
---------------------------------------------------------
Special Assessment                                  26.2%
---------------------------------------------------------
Single-Family Housing                               12.0
---------------------------------------------------------
Municipal Leases                                     9.3
---------------------------------------------------------
Highways                                             9.2
---------------------------------------------------------
Hospital/Healthcare                                  7.9
---------------------------------------------------------



3. Portfolio data are as of July 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 14.2% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.
4. Industry weightings are as of July 31, 1999, and are subject to change.



                  9  Oppenheimer California Municipal Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
      [square bullet] Management's Discussion of Performance.
During the Fund's fiscal year that ended July 31, 1999, Oppenheimer California Municipal Fund performed relatively well, despite the fact that the overall bond market weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax-exempt bond issues relative to robust demand from investors seeking to manage their income tax liabilities. This reduction in issuance was primarily a result of strong economic conditions throughout the United States, which helped curtail California's need to borrow. In this environment, the Fund continued to adhere to its long-standing strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.



                  10   Oppenheimer California Municipal Fund

      [square bullet] Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until July 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993, and in the case of Class C shares, from the inception of the class on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
      Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

                  11   Oppenheimer California Municipal Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]


              Oppenheimer California      Lehman Brothers Municipal
              Municipal Fund Class A      Bond Index
11.3.88        9525                       10000
12.31.88       9661                       10010
12.31.89      10783                       11090
12.31.90      11470                       11898
12.31.91      12724                       13343
12.31.92      13777                       14519
12.31.93      15604                       16302
12.31.94      14279                       15460
12.31.95      17100                       18158
7.31.96(1)    17158                       18241
7.31.97       19063                       20111
7.31.98       20142                       21316
7.31.99       20463                       21929

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class AShares of the Fund at 7/31/99(2)
1 Year  -3.24%        5 Year  5.42%         10 Year  6.40%



Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]

              Oppenheimer California      Lehman Brothers Municipal
              Municipal Fund Class B      Bond Index
5.3.93        10000                       10000
12.31.93      10656                       10718
12.31.94       9656                       10164
12.31.95      11486                       11938
7.31.96(1)    11474                       11993
7.31.97       12651                       13222
7.31.98       13267                       14015
7.31.99       13375                       14418

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class BShares of the Fund at 7/31/99(3)
1 Year  -4.02%        5 Year  5.32%         Life  4.77%

                  12   Oppenheimer California Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]

              Oppenheimer California      Lehman Brothers Municipal
              Municipal Fund Class C      Bond Index
11.1.95       10000                       10000
12.31.95      10290                       10264
7.31.96(1)    10271                       10310
7.31.97       11324                       11367
7.31.98       11876                       12049
7.31.99       11963                       12395

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class CShares of the Fund at 7/31/99(4)
1 Year  -0.24%        Life  4.90%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 10/31/88 for Class A, 4/30/93 for Class B and 10/31/95 for Class C.
1. The Fund changed its fiscal year-end from December 31 to July 31.
2. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
3. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.
4. Class C shares of the Fund were first publicly offered on 11/1/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.



                  13   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  July 31, 1999
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face          Market Value
                                                     (Unaudited)     Amount        See Note 1
==============================================================================================
Municipal Bonds and Notes--99.6%
----------------------------------------------------------------------------------------------
California--94.8%
Anaheim, CA PFAU Lease RB, Public
Improvements Project, Sub. Lien, Series C,
FSA Insured, Zero Coupon, 5.27%, 9/1/20(1)           Aaa/AAA/AAA     $17,630,000   $ 5,450,843
----------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 12.30%, 12/28/18(2)                 Aaa/AAA           3,000,000     3,615,000
----------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                A2/NR             4,500,000     4,849,785
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27              NR/BBB            6,000,000     6,223,860
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal
Homes Foundation, 5.125%, 7/1/18                     NR/A-             5,900,000     5,539,274
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda Haas
Goldman Plaza, 5.125%, 5/15/23                       NR/A+             2,300,000     2,147,119
----------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines,
Series A, 5.70%, 10/1/33                             Baa3/BB+          9,185,000     9,143,025
----------------------------------------------------------------------------------------------
CA Community College FAU Lease RB,
West Valley Mission Community College,
MBIA Insured, 5.625%, 5/1/22                         Aaa/AAA           3,585,000     3,630,279
----------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles
College Chiropractic, 5.60%, 11/1/17                 Baa2/NR           1,000,000       994,820
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32   Baa3/BBB-/BBB     4,600,000     5,144,410
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 5.98%, 1/15/21(1)(3)               Baa3/BBB-/BBB     7,500,000     2,080,875
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 6%, 1/15/22(1)(3)                  Baa3/BBB-/BBB     7,500,000     1,957,650
----------------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/27                                  Aa3/A+/AA-        2,000,000     1,861,520
----------------------------------------------------------------------------------------------
CA GOB, MBIA Insured, 5%, 8/1/24                     Aaa/AAA/AAA       6,000,000     5,622,060
----------------------------------------------------------------------------------------------
CA HFA RB, Series A, 7.35%, 8/1/11                   Aa2/AA-              75,000        78,302
----------------------------------------------------------------------------------------------
CA HFA RB, Series C, 7.60%, 8/1/30                   Aa2/AA-             940,000       957,913
----------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                 Aa2/AA-             750,000       790,492
----------------------------------------------------------------------------------------------
CA HFA RB, Series M, MBIA Insured,
5.60%, 8/1/29                                        Aaa/AAA           2,500,000     2,496,375
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse
Floater, 9.045%, 8/1/25(2)                           NR/AAA            4,000,000     4,401,600
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25               Aa2/AA-           9,730,000    10,232,944



                  14   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
CA HFFAU RB, Los Angeles Children's Hospital,
Prerefunded, Series A, 7.125%, 6/1/21                Aaa/NR           $1,000,000    $1,076,060
----------------------------------------------------------------------------------------------
CA HFFAU RRB, Kaiser Permanente,
Series B, 5%, 10/1/18                                A3/A              3,500,000     3,241,245
----------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB, American
Center for Wine, Food & Arts, 5.75%, 12/1/24         NR/A /A           5,000,000     4,969,850
----------------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility Joint
PAU RRB, Southern Pacific Transportation Co.,
Series A, 7.70%, 11/1/14                             A3/A-             1,000,000     1,027,910
----------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling
Center, Escrowed to Maturity, Series A,
6.75%, 7/1/11                                        Aaa/NR              500,000       544,340
----------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15    Aaa/AAA/AAA       3,000,000     3,127,410
----------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-5, 6.35%, 12/1/29       NR/AAA            3,080,000     3,290,826
----------------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19               Aaa/AAA           1,000,000     1,020,100
----------------------------------------------------------------------------------------------
CA SCDAU COP, Children's Hospital-Los Angeles,
5.25%, 8/15/29                                       A1/A+             5,000,000     4,701,950
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/17                                       NR/BBB            5,500,000     5,231,600
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/30                                       NR/BBB            8,500,000     7,847,455
----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.575%, 11/1/15(2)                  A1/NR             6,600,000     6,327,750
----------------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center
Project, Prerefunded Balance, 6.75%, 10/1/17         A /A              1,130,000     1,218,061
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Ladera No. 98-2, 5.70%, 9/1/20                       NR/NR             5,000,000     4,844,800
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Prerefunded, No. 92-1, 7.10%, 9/1/21                 NR/NR             3,250,000     3,838,575
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Refunding
Bonds, Las Flores No. 92-1, MBIA Insured,
5%, 9/1/23                                           Aaa/AAA/AAA       1,000,000       938,090
----------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                  Baa1/NR           5,090,000     4,601,258
----------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10(1)                        Aaa/AAA           2,000,000     1,154,120
----------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                   NR/NR             3,700,000     3,575,421



                  15   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                              NR/NR            $  815,000    $  820,542
----------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                 NR/NR             2,800,000     2,789,836
----------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22           Baa2/NR           1,410,000     1,462,198
----------------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15        NR/BBB            3,000,000     2,938,740
----------------------------------------------------------------------------------------------
Davis, CA Public Facilities FAU Local Agency
RRB, Mace Ranch Area, Series A, 6.60%, 9/1/25        NR/NR             5,000,000     5,182,100
----------------------------------------------------------------------------------------------
Delta Cnty., CA Home Mtg. FAU SFM RB,
Series A, 5.35%, 6/1/24                              Aaa/AAA/AAA       4,605,000     4,475,231
----------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                        Baa1/AAA          4,500,000     4,902,930
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/18(1)              Aaa/AAA           6,000,000     2,089,320
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/19(1)              Aaa/AAA           2,000,000       654,140
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                             NR/BBB+           1,345,000     1,310,528
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/27                             NR/BBB+           6,040,000     5,842,311
----------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project, Series A,
6.20%, 10/1/25                                       NR/NR             3,000,000     3,014,490
----------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of 1915
SPAST GOB, Prerefunded, District No. 91-1,
7.65%, 9/2/21                                        NR/NR             1,750,000     1,952,352
----------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act of 1915
SPAST GOB, District 94-13-Group One,
5.50%, 9/22/22                                       NR/NR             2,500,000     2,365,600
----------------------------------------------------------------------------------------------
Laguna Salada, CA USD CAP GOB, Series B,
FGIC Insured, Zero Coupon, 5.30%, 8/1/22(1)          Aaa/AAA/AAA       3,035,000       845,490
----------------------------------------------------------------------------------------------
Lake Elsinore, CA PFAU TXAL Bonds,
Series A, 5.50%, 9/1/30                              NR/BBB            5,000,000     4,699,450


                  16   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Lake Elsinore, CA School FAU SPTX RRB,
Horsethief Canyon, 5.625%, 9/1/16                    NR/NR            $4,760,000    $4,580,405
----------------------------------------------------------------------------------------------
Long Beach, CA Water RRB, Series A,
MBIA Insured, 5%, 5/1/24                             Aaa/AAA           7,090,000     6,644,961
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.58%, 3/1/12(1)               Baa1/BBB/A-       1,700,000       842,622
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.92%, 9/1/10(1)               Baa1/BBB/A-       5,960,000     3,278,358
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(1)               Baa1/BBB/A-       2,900,000     1,492,021
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 7.03%, 9/1/13(1)               Baa1/BBB/A-       4,500,000     2,034,675
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.16%, 9/1/14(1)               Baa1/BBB/A-       7,260,000     3,080,128
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB, First
Tier-Property A, Series A, FSA Insured, 5%, 7/1/15   Aaa/AAA/AAA       5,000,000     4,879,200
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/14                    Aaa/AAA/AAA       5,000,000     4,919,800
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU Lease
RB, Multiple Capital Facilities Project V,
Series A, AMBAC Insured, 5.125%, 6/1/17              Aaa/AAA           1,965,000     1,922,163
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16(4)                             Aa3/AA            7,600,000     7,356,952
----------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                            Aa3/AA/AA         5,000,000     4,841,600
----------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series B,
FGIC Insured, 5%, 7/1/23                             Aaa/AAA/AAA       5,000,000     4,691,500
----------------------------------------------------------------------------------------------
Oakland, CA RA TXAL Refunding Bonds,
MBIA Insured, 5.95%, 9/1/19(5)                       Aaa/AAA           8,600,000     9,040,578
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 86-2 SPTX
Refunding Bonds, Rancho Santa Margarita,
Series A, 5.55%, 8/15/17                             NR/NR             1,000,000       974,410
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%, 8/15/05   NR/AAA            1,440,000     1,594,915
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18   NR/AAA            7,000,000     7,802,760
----------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 RRB, Irvine Coast Assessment District,
No. 88-1-A, 5.50%, 9/2/16                            NR/NR             3,000,000     2,973,630



                  17   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face          Market Value
                                                     (Unaudited)     Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Orange Cnty., CA Improvement Bond Act of
1915 SPAST GOB, Assessment No. 88-1,
6.25%, 9/2/18                                        NR/NR           $ 2,300,000   $ 2,326,404
----------------------------------------------------------------------------------------------
Palm Springs, CA COP, Escrowed to Maturity,
Sub. Lien, Series B, Zero Coupon,
5.54%, 4/15/21(1)                                    NR/AAA           15,000,000     4,520,700
----------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                    NR/BBB            2,500,000     2,630,325
----------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX RB, Jr. Lien,
Series B, 6.60%, 9/1/15                              NR/NR             1,600,000     1,641,776
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                              Aaa/AAA           4,500,000     5,644,350
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                              Aaa/AAA             500,000       625,050
----------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                               Aaa/AAA           2,000,000     2,190,760
----------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G, MBIA
Insured, 5.375%, 11/1/25                             Aaa/AAA/AAA      10,650,000    10,371,502
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.97%, 6/1/19(2)      Aaa/AAA/AAA       4,000,000     4,135,000
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 9.339%, 7/8/22(2)     Aaa/AAA           2,500,000     3,040,625
----------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act of 1915
GORB, Reassessment District No. 855,
6.60%, 9/2/19                                        NR/NR             1,500,000     1,545,450
----------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                           NR/NR             3,000,000     3,186,150
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU Refunding COP,
5.75%, 5/15/19                                       NR/BBB-           2,100,000     2,079,735
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                      Baa2/BBB-         6,600,000     6,491,166
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12        NR/NR             3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/20        NR/NR             3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                    Aaa/AAA           4,285,000     5,546,675
----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8%, 7/1/16(4)                              Aaa/AAA          10,000,000    12,944,900


                  18   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face           Market Value
                                                     (Unaudited)     Amount         See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.70%, 12/1/20                            NR/NR           $ 2,000,000    $1,938,420
----------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14              NR/BBB-/NR        5,000,000     5,631,600
----------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.325%, 8/15/18(2)         Aaa/AAA/AAA       5,500,000     6,235,625
----------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration
Project, 6%, 7/1/22                                  NR/BBB-           7,300,000     7,453,592
----------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical
Center Financing Project, MBIA Insured,
5.50%, 8/1/17                                        Aaa/AAA           5,250,000     5,404,717
----------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 8.896%, 11/18/19(2)                 A1/A              2,000,000     2,202,500
----------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Prerefunded, Series 91-B, MBIA Insured,
Inverse Floater, 9.12%, 4/8/21(2)                    Aaa/AAA           3,000,000     3,630,000
----------------------------------------------------------------------------------------------
San Diego, CA Convention Center Expansion
FAU Lease RB, Series A, 5.25%, 4/1/16                Aaa/AAA/AAA       3,000,000     2,984,940
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Issue 22, AMBAC
Insured, 5%, 5/1/19                                  Aaa/AAA/AAA         235,000       220,797
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Series 84, AMBAC
Insured, Inverse Floater, 6.145%, 5/1/19(2)          NR/AAA            4,750,000     4,175,820
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.10%, 8/1/11(1)                        A2/A              2,350,000     1,218,875
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.15%, 8/1/12(1)                             A2/A              2,350,000     1,142,382
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.25%, 8/1/14(1)                             A2/A              2,350,000     1,006,129
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, Series C, Zero
Coupon, 5%, 8/1/10(1)                                A2/A              2,350,000     1,302,652
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A,
0%/5.75%, 1/15/21(6)                                 Baa3/BBB-/BBB    11,800,000     7,620,558


                  19   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face         Market Value
                                                     (Unaudited)     Amount       See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA
Insured, Zero Coupon, 5.73%, 1/15/25(1)              Aaa/AAA/AAA     $18,250,000  $  4,386,570
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 5%, 1/1/33            Baa3/BBB-/BBB     8,000,000     7,161,920
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Prerefunded,
6.75%, 1/1/32                                        Aaa/AAA/AAA       7,000,000     7,718,480
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City Commuter,
Series C, 5.60%, 9/1/19                              NR/BBB            3,060,000     2,959,601
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                              NR/NR             1,000,000       953,760
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                              NR/NR             1,000,000       950,250
----------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4-4A, Series B,
MBIA Insured, 7.25%, 8/1/14                          Aaa/AAA             680,000       833,864
----------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                              NR/AAA            1,340,000     1,393,761
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Inverse Floater,
7.419%, 10/30/20(2)                                  Aa2/AA            3,300,000     3,291,750
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RRB, Series A, 4.75%, 7/1/22              Aa2/AA           10,000,000     9,011,100
----------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.615%, 7/1/12(2)                   Aa3/A+            1,900,000     2,101,875
----------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB,
Brookside Estates, 6.20%, 8/1/15                     NR/NR             1,750,000     1,780,870
----------------------------------------------------------------------------------------------
Temecula, CA CFD No. 88-12-A SPTX
Refunding Bonds, 5.625%, 9/1/17                      NR/NR             2,175,000     2,125,454
----------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB,
Prerefunded, Series B, 6.375%, 9/1/21                NR/NR             3,500,000     3,978,520
----------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16      NR/AAA            1,950,000     2,149,388
----------------------------------------------------------------------------------------------
West Sacramento, CA Improvement Bond Act of
1915 SPAST Refunding Bonds, 5.60%, 9/2/17            NR/NR             2,000,000     1,938,020
----------------------------------------------------------------------------------------------
Yuba City, CA USD Refunding COP,
Series A, 5%, 2/1/17                                 Aaa/AAA           3,010,000     2,909,496
                                                                                  ------------
                                                                                   441,559,397


                  20   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face        Market Value
                                                     (Unaudited)      Amount      See Note 1
----------------------------------------------------------------------------------------------
U.S. Possessions--4.8%
Guam PAU RB, Series A, 6.625%, 10/1/14               NR/BBB           $2,000,000  $  2,241,980
----------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.794%, 7/1/08(2)                   Aaa/AAA           3,500,000     3,815,000
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/13                         Aaa/AAA/AAA       3,000,000     3,144,390
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/14                         Aaa/AAA/AAA       3,500,000     3,657,920
----------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21        Baa1/BBB+         4,000,000     4,305,560
----------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg
Portfolio I, 6.25%, 4/1/29                           Aaa/AAA           2,440,000     2,531,256
----------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                            Aaa/AAA             275,000       286,209
----------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12            NR/BBB-/BBB       2,350,000     2,468,157
                                                                                  ------------
                                                                                    22,450,472

----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $451,843,264)                             99.6%  464,009,869
----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              0.4     1,979,775
                                                                       ---------  ------------
Net Assets                                                                 100.0% $465,989,644
                                                                       =========  ============

To simplify the listings of securities, abbreviations are used per the table below:

CAP    -- Capital Appreciation                     PAU   -- Power Authority
CDAU   -- Communities Development Authority        PC    -- Pollution Control
CFD    -- Community Facilities District            PCFAU -- Pollution Control Finance Authority
CMWLTH -- Commonwealth                             PFAU  -- Public Finance Authority
COP    -- Certificates of Participation            PPAU  -- Public Power Authority
ED     -- Economic Development                     PWBL  -- Public Works Board Lease
EPAU   -- Electric Power Authority                 RA    -- Redevelopment Agency
FA     -- Facilities Authority                     RB    -- Revenue Bonds
FAU    -- Finance Authority                        RRB   -- Revenue Refunding Bonds
GOB    -- General Obligation Bonds                 SCDAU -- Statewide Communities Development Authority
GORB   -- General Obligation Refunding Bonds       SDI   -- School District
HF     -- Health Facilities                        SFM   -- Single Family Mortgage
HFA    -- Housing Finance Agency                   SPAST -- Special Assessment
HFFAU  -- Health Facilities Finance Authority      SPTX  -- Special Tax
HTAU   -- Highway & Transportation Authority       SWD   -- Solid Waste Disposal
MTAU   -- Metropolitan Transportation Authority    TXAL  -- Tax Allocation
MUD    -- Municipal Utility District               USD   -- Unified School District

                  21   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floaters" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $46,972,545 or 10.08% of the Fund's net assets as of July 31, 1999.
3. When-issued security to be delivered and settled after July 31, 1999.
4. Securities with an aggregate market value of $1,808,680 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.
6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $77,814,717 or 16.70% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                             Market Value     Percent
-----------------------------------------------------------------------------
Special Assessment                                   $121,100,182        26.2%*
-----------------------------------------------------------------------------
Single-Family Housing                                  55,695,885        12.0
-----------------------------------------------------------------------------
Municipal Leases                                       43,363,362         9.3
-----------------------------------------------------------------------------
Highways                                               42,872,773         9.2
-----------------------------------------------------------------------------
Hospital/Healthcare                                    36,689,836         7.9
-----------------------------------------------------------------------------
Adult Living Facilities                                35,803,683         7.7
-----------------------------------------------------------------------------
Electric Utilities                                     35,145,857         7.6
-----------------------------------------------------------------------------
General Obligation                                     22,923,910         4.9
-----------------------------------------------------------------------------
Water Utilities                                        22,577,811         4.9
-----------------------------------------------------------------------------
Marine/Aviation Facilities                             20,637,629         4.4
-----------------------------------------------------------------------------
Sales Tax                                               9,799,000         2.1
-----------------------------------------------------------------------------
Corporate Backed                                        9,143,025         2.0
-----------------------------------------------------------------------------
Higher Education                                        6,774,486         1.5
-----------------------------------------------------------------------------
Education                                                 938,090         0.2
-----------------------------------------------------------------------------
Resource Recovery                                         544,340         0.1
                                                     ------------       -----
Total                                                $464,009,869       100.0%
                                                     ============       =====

*Securities with a market value of $22,353,273 or 18.46% of total investments at value are represented by pre-refunded securities, collateralized by U.S. government securities.

See accompanying Notes to Financial Statements.

                  22   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  July 31, 1999
--------------------------------------------------------------------------------


=======================================================================================
Assets
Investments, at value (cost $451,843,264)--see accompanying statement      $464,009,869
---------------------------------------------------------------------------------------
Cash                                                                            187,500
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                      6,445,459
Investments sold                                                              1,881,411
Shares of beneficial interest sold                                              323,018
Daily variation on futures contracts--Note 5                                     70,469
Other                                                                             4,546
                                                                           ------------
Total assets                                                                472,922,272

=======================================================================================
Liabilities
Payables and other liabilities:
Investments purchased (including $4,107,525 purchased on a
when-issued basis)--Note 1                                                    4,107,525
Dividends                                                                     1,238,112
Shares of beneficial interest redeemed                                        1,191,917
Trustees' compensation--Note 1                                                  162,339
Distribution and service plan fees                                               96,106
Shareholder reports                                                              55,955
Transfer and shareholder servicing agent fees                                    26,547
Custodian fees                                                                    2,937
Other                                                                            51,190
                                                                           ------------
Total liabilities                                                             6,932,628

=======================================================================================
Net Assets                                                                 $465,989,644
                                                                           ============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                            $455,561,717
---------------------------------------------------------------------------------------
Overdistributed net investment income                                        (1,088,872)
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (648,400)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                    12,165,199
                                                                           ------------
Net assets                                                                 $465,989,644
                                                                           ============


                  23   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------

=======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$316,362,542 and 29,941,203 shares of beneficial interest outstanding)           $10.57
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                      $11.10

---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $132,762,787
and 12,560,331 shares of beneficial interest outstanding)                        $10.57

---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,864,315
and 1,598,190 shares of beneficial interest outstanding)                         $10.55

See accompanying Notes to Financial Statements.


                  24   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest                                                                   $ 26,109,577

=======================================================================================
Expenses
Management fees--Note 4                                                       2,540,982
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         757,647
Class B                                                                       1,294,892
Class C                                                                         146,564
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           259,539
---------------------------------------------------------------------------------------
Shareholder reports                                                              98,260
---------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                   47,096
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      45,007
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                      42,049
---------------------------------------------------------------------------------------
Registration and filing fees                                                     15,486
---------------------------------------------------------------------------------------
Insurance expenses                                                                8,257
---------------------------------------------------------------------------------------
Other                                                                            10,495
                                                                           ------------
Total expenses                                                                5,266,274
Less expenses paid indirectly--Note 1                                           (25,729)
                                                                           ------------
Net expenses                                                                  5,240,545

=======================================================================================
Net Investment Income                                                        20,869,032

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                     199,201
Closing of futures contracts                                                    167,513
                                                                           ------------
Net realized gain                                                               366,714

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments        (16,235,114)
                                                                           ------------
Net realized and unrealized loss                                            (15,868,400)

=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $  5,000,632
                                                                           ============

See accompanying Notes to Financial Statements.


                  25   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                Year Ended July 31,
                                                                                1999             1998
=============================================================================================================
Operations
Net investment income                                                           $ 20,869,032     $ 19,136,459
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             366,714       (1,120,364)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (16,235,114)       3,444,127
                                                                                ------------     ------------
Net increase in net assets resulting from operations                               5,000,632       21,460,222

=============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                          (15,214,034)     (14,732,831)
Class B                                                                           (5,284,436)      (4,147,106)
Class C                                                                             (600,129)        (359,910)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                   --       (2,092,323)
Class B                                                                                   --         (677,374)
Class C                                                                                   --          (51,258)

=============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                           26,403,170        3,072,554
Class B                                                                           22,044,556       33,042,362
Class C                                                                            6,138,090        5,382,827

=============================================================================================================
Net Assets
Total increase                                                                    38,487,849       40,897,163
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              427,501,795      386,604,632
                                                                                ------------     ------------
End of period (including overdistributed net investment
income of $1,088,872 and $859,305, respectively)                                $465,989,644     $427,501,795
                                                                                ============     ============

See accompanying Notes to Financial Statements.

                  26   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                     Class A
                                                     ---------------------------------------------------------------------
                                                     Year Ended                                       Year Ended
                                                     July 31,                                         December 31,
                                                     1999        1998       1997          1996(1)     1995        1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $10.92      $10.94     $10.39        $10.69      $ 9.45      $10.97
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53         .54        .58           .33         .58         .60
Net realized and unrealized gain (loss)                  (.35)        .06        .54          (.30)       1.25       (1.51)
                                                       ------      ------     ------        ------      ------      ------
Total income (loss) from
investment operations                                     .18         .60       1.12           .03        1.83        (.91)

--------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                     (.53)       (.54)      (.57)         (.33)       (.58)       (.61)
Dividends in excess of net
investment income                                          --          --         --            --        (.01)         --
Distributions from net realized gain                       --        (.08)        --            --          --          --
                                                       ------      ------     ------        ------      ------      ------
Total dividends and distributions
to shareholders                                          (.53)       (.62)      (.57)         (.33)       (.59)       (.61)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.57      $10.92     $10.94        $10.39      $10.69      $ 9.45
                                                       ======      ======     ======        ======      ======      ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                      1.59%       5.66%     11.11%         0.34%      19.76%      (8.49)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                       $316,363    $300,717   $298,162      $286,033    $285,307    $219,682
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $314,094    $297,372   $289,439      $279,796    $250,188    $248,850
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.79%       4.91%      5.49%         5.53%       5.64%       5.99%
Expenses                                                 0.91%       0.92%(4)   0.94%(4)      0.97%(4)    0.95%(4)    0.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 35%         31%        31%           14%         23%         22%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  27   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------


                                                         Class B
                                                         -----------------------------------------------------------------
                                                         Year Ended                                     Year Ended
                                                         July 31,                                       December 31,
                                                         1999          1998         1997       1996(1)  1995       1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $10.92        $10.94      $10.39     $10.69   $ 9.44     $10.98
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .28      .51        .54
Net realized and unrealized gain (loss)                      (.35)          .06         .55       (.30)    1.25      (1.55)
                                                           ------        ------      ------     ------   ------     ------
Total income (loss) from
investment operations                                         .10           .52        1.04       (.02)    1.76      (1.01)

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.28)    (.50)      (.53)
Dividends in excess of net
investment income                                              --            --          --         --     (.01)        --
Distributions from net realized gain                           --          (.08)         --         --       --         --
                                                           ------        ------      ------     ------   ------     ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.28)    (.51)      (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.57        $10.92      $10.94     $10.39   $10.69     $ 9.44
                                                           ======        ======      ======     ======   ======     ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                          0.82%         4.86%      10.27%     (0.12)%  18.97%     (9.39)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                           $132,763      $115,444     $82,474    $52,038  $41,224    $20,224
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $129,538      $ 99,266     $65,192    $46,422  $29,918    $16,552
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.21%       4.70%      4.74%    4.82%      5.17%
Expenses                                                     1.67%         1.67%(4)    1.70%(4)   1.74%(4) 1.72%(4)   1.73%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%      23%        22%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  28   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Class C
                                                          ----------------------------------------------------------
                                                                                                             Period
                                                                                                             Ended
                                                          Year Ended July 31,                                Dec. 31,
                                                          1999          1998         1997       1996(1)      1995(6)
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $10.91        $10.93      $10.38     $10.68        $10.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .27           .08
Net realized and unrealized gain (loss)                      (.36)          .06         .55       (.30)          .22
                                                           ------        ------      ------     ------        ------
Total income (loss) from
investment operations                                         .09           .52        1.04       (.03)          .30

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.27)         (.07)
Dividends in excess of net
investment income                                              --            --          --         --          (.01)
Distributions from net realized gain                           --          (.08)         --         --            --
                                                           ------         ------     ------     ------        ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.27)         (.08)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55        $10.91      $10.93     $10.38        $10.68
                                                           ======        ======      ======     ======        ======

====================================================================================================================
Total Return, at Net Asset Value(2)                          0.73%         4.87%      10.26%     (0.19)%        2.90%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $16,864       $11,340      $5,969     $2,171          $125
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $14,672       $ 8,614      $3,869     $1,156          $ 91
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.24%       4.66%      4.54%         4.56%
Expenses                                                     1.67%         1.66%(4)    1.70%(4)   1.80%(4)      1.68%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%           23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.
6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                  29   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                  30   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $4,107,525.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $650,000, which expires in 2006.
-------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $2,209 was made for the Fund's projected benefit obligations and payments of $6,365 were made to retired trustees, resulting in an accumulated liability of $159,162 as of July 31, 1999.
               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                  31   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  32   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 1999           Year Ended July 31, 1998
                              -----------------------------      ----------------------------
                              Shares          Amount             Shares         Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                           6,301,987      $ 69,153,860        4,625,371     $ 50,462,764
Dividends and/or
distributions reinvested         818,090         8,975,978          921,790       10,031,986
Redeemed                      (4,716,845)      (51,726,668)      (5,266,312)     (57,422,196)
                              ----------      ------------       ----------     ------------
Net increase                   2,403,232      $ 26,403,170          280,849     $  3,072,554
                              ==========      ============       ==========     ============

--------------------------------------------------------------------------------------------
Class B:
Sold                           3,406,294      $ 37,480,696        3,871,772     $ 42,232,554
Dividends and/or
distributions reinvested         301,331         3,307,444          279,759        3,046,210
Redeemed                      (1,715,264)      (18,743,584)      (1,120,147)     (12,236,402)
                              ----------      ------------       ----------     ------------
Net increase                   1,992,361      $ 22,044,556        3,031,384     $ 33,042,362
                              ==========      ============       ==========     ============

--------------------------------------------------------------------------------------------
Class C:
Sold                             856,519      $  9,406,000          697,841     $  7,611,935
Dividends and/or
distributions reinvested          37,673           412,830           29,500          320,853
Redeemed                        (335,760)       (3,680,740)        (233,849)      (2,549,961)
                              ----------      ------------       ----------     ------------
Net increase                     558,432      $  6,138,090          493,492     $  5,382,827
                              ==========      ============       ==========     ============


================================================================================
3. Unrealized Gains and Losses on Securities
As of July 31, 1999, net unrealized appreciation on securities of $12,166,605 was composed of gross appreciation of $18,048,861, and gross depreciation of $5,882,256.


                  33   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for the year ended July 31, 1999, was 0.55% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate          Class A          Commissions         Commissions           Commissions
                   Front-End          Front-End        On Class A          On Class B            On Class C
                   Sales Charges      Sales Charges    Shares              Shares                Shares
                   On Class A         Retained by      Advanced by         Advanced by           Advanced by
Year Ended         Shares             Distributor      Distributor(1)      Distributor(1)        Distributor(1)
---------------------------------------------------------------------------------------------------------------
July 31, 1999      $924,929           $154,753         $188,991            $1,254,294                   $84,556

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                     Class A                           Class B                          Class C
                     Contingent Deferred               Contingent Deferred              Contingent Deferred
                     Sales Charges                     Sales Charges                    Sales Charges
Year Ended           Retained by Distributor           Retained by Distributor          Retained by Distributor
---------------------------------------------------------------------------------------------------------------
July 31, 1999        $--                               $291,981                                          $8,385

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                  34   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $757,647, all of which was paid by the Distributor to recipients. That included $25,906 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate,whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
               The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
               The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

                                                                                Distributor's             Distributor's
                                                                                Aggregate                 Unreimbursed
                                                                                Unreimbursed              Expenses
                           Total Payments            Amount Retained            Expenses                  As % of Net
Class                      Under Plan                By Distributor             Under Plan                Assets of Class
-------------------------------------------------------------------------------------------------------------------------
Class B Plan               $1,294,892                $1,062,283                 $4,059,718                          3.06%
-------------------------------------------------------------------------------------------------------------------------
Class C Plan               $  146,564                $   93,541                 $  207,394                          1.23%


                  35   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                           Expiration       Number of         Valuation as of         Unrealized
Contract Description       Date             Contracts         July 31, 1999           Depreciation
--------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
U.S. Long Bond             9/21/99          205               $23,568,594                   $1,406


================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the year ended July 31, 1999.


                  36   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer California Municipal Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 20, 1999

                  37   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
               None of the dividends paid by the Fund during the fiscal year ended July 31, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  38   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer California Municipal Fund
--------------------------------------------------------------------------------

=========================================================================================
Officers and Trustees        Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board of Trustees
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Galli, Trustee
                             Phillip A. Griffiths, Trustee
                             Benjamin Lipstein, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Pauline Trigere, Trustee
                             Clayton K. Yeutter, Trustee
                             Caryn Halbrecht, Vice President
                             Andrew J. Donohue, Secretary
                             Brian W. Wixted, Treasurer
                             Robert G. Zack, Assistant Secretary
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer


=========================================================================================
Investment Advisor           OppenheimerFunds, Inc.

=========================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.

=========================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent

=========================================================================================
Custodian of                 Citibank, N.A.
Portfolio Securities

=========================================================================================
Independent Auditors         KPMG LLP

=========================================================================================
Legal Counsel                Mayer, Brown & Platt

                             This is a copy of a report to shareholders of Oppenheimer
                             California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California
                             Municipal Fund. For material information concerning the
                             Fund, see the Prospectus.
                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment
                             risks, including the possible loss of the principal amount invested.


                  39   Oppenheimer California Municipal Fund

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RA0790.001.0799  September 29, 1999